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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2006

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	333-125338 (Commission File No.)	30-0309068 (I.R.S. Employer Identification No.)
518 Seventeenth Street, 17th Floor, Denver CO (Address of Principal Executive Offices)		80202 (Zip Code)

Registrant's telephone number, including area code (303) 228-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/
/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/
/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/
/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

        We previously disclosed certain acquisitions of real properties on Forms 8-K filed on December 11, 2006, December 29, 2006, January 30, 2007 and February 6, 2007.

Form 8-K Filed on December 11, 2006

        The Form 8-K filed on December 11, 2006 and dated December 6, 2006, relates to assets acquired by a joint venture between a wholly-owned subsidiary of Dividend Capital Total Realty Trust Inc. (the "Company") and DCT Industrial Trust Inc. ("DCT"), formerly known as Dividend Capital Trust Inc. The joint venture acquired a fee interest in four industrial properties: 1) Old Silver Spring Industrial Property ("Old Silver Spring"), an industrial property located in the Central Pennsylvania market, 2) Marine Drive Industrial Property ("Marine Drive"), an industrial property located in the Charlotte, North Carolina market, 3) Hanson Way Distribution Center ("Hanson Way"), an industrial property located in the Sacramento, California market, and 4) Pencader Industrial Property ("Pencader"), an industrial property located in the Philadelphia, Pennsylvania market.

Form 8-K Filed on December 29, 2006

        The Form 8-K filed on December 29, 2006 relates to an asset acquired by a joint venture between a wholly-owned subsidiary of the Company and an affiliate of Westcore Properties AC, LLC ("Westcore"). The joint venture acquired a fee interest in Shiloh Road Research Park ("Shiloh Road"), an office property located in Plano, Texas.

Form 8-K Filed on January 30, 2007

        The Form 8-K filed on January 30, 2007 relates to an asset acquired by a joint venture between a wholly-owned subsidiary of the Company and an affiliate of Alliance Commercial Partners, LLC ("Alliance"). The joint venture acquired a fee interest in 40 Boulevard Office Center ("40 Boulevard"), an office property located in Northbrook, Illinois.

Form 8-K Filed on February 6, 2007

        The Form 8-K filed on February 6, 2007 relates to two real property acquisitions, Washington Commons Office Park ("Washington Commons") and Bandera Road Marketplace ("Bandera Road").

        On February 1, 2007, a joint venture between a wholly-owned subsidiary of the "Company" and an affiliate of Alliance, acquired a fee interest in Washington Commons, an office property located in Naperville, Illinois. In addition, on February 1, 2007, the Company, also acquired Bandera Road, a grocery-anchored retail center located in San Antonio, Texas.

        The aforementioned Forms 8-K were filed without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include such financial information. Due to the non-related party nature of these transactions, only audited statements for the year ended December 31, 2005, are required. We are not aware of any material factors relating to these acquisitions, except as disclosed in the notes to the financial statements that would cause the reported financial information not to be indicative of future operating results.

Item 8.01 Other Events

        As discussed above, on September 1, 2006, a wholly-owned subsidiary of the Company entered into a joint venture with a subsidiary of DCT to acquire, hold and operate industrial properties generally located in the United States. On December 8, 2006, the joint venture entered into a contribution agreement to acquire Southfield Parkway ("Southfield") from DCT whereby DCT would retain, through DCT's interest in the joint venture, a 10% interest in Southfield and the Company, through its interest in the joint venture, would acquire the remaining 90% interest. The joint venture anticipates the closing of Southfield to occur in February 2007, for a total investment of approximately $6.5 million (which excludes an acquisition fee of approximately $129,000 paid to Dividend Capital Total Advisors

LLC, an affiliate of the Company), which is anticipated to be paid using the Company's existing cash balances and net proceeds from the Company's public and private offerings of its securities and by issuing DCT additional equity interests in the joint venture. The closing of this acquisition is subject to a number of conditions, including satisfactory completion of due diligence by the Company, and there can be no guarantee that the acquisition of Southfield will be consummated.

        While Southfield has not been acquired, the Company's management believes the transaction to be reasonably probable and in anticipation of such acquisition, has caused an audit of Southfield's statement of revenues and certain expenses. Accordingly, we are filing this Form 8-K/A to include this financial information. Due to the non-related party nature of this transaction, we are only providing an audited statement for the year ended December 31, 2005. We are not aware of any material factors relating to this acquisition, other than as disclosed in the notes to the financial statements, which would cause the reported financial information not to be indicative of future operating results.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Real Estate Property Acquired:

SOUTHFIELD PARKWAY:
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2006 (Unaudited) and for the Year Ended December 31, 2005
Notes to Financial Statements
WASHINGTON COMMONS OFFICE PARK:
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2006 (Unaudited) and for the Year Ended December 31, 2005
Notes to Financial Statements
BANDERA ROAD MARKET PLACE:
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2006 (Unaudited) and for the Year Ended December 31, 2005
Notes to Financial Statements
40 BOULEVARD OFFICE CENTER:
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2006 (Unaudited) and for the Year Ended December 31, 2005
Notes to Financial Statements
OLD SILVER SPRINGS ROAD:
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2006 (Unaudited) and for the Year Ended December 31, 2005
Notes to Financial Statements
2030 HANSON WAY:
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2006 (Unaudited) and for the Year Ended December 31, 2005
Notes to Financial Statements
405 PENCADER DRIVE:
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2006 (Unaudited) and for the Period From July 6, 2005 to December 31, 2005
Notes to Financial Statements
CERTAIN ACQUIRED PROPERTIES SUBJECT TO A NET LEASE WITH A SINGLE TENANT

(b) Unaudited Pro Forma Financial Information:
Pro Forma Financial Information (Unaudited)
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006 (Unaudited)
Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2006 (Unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005 (Unaudited)
Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
(d)
Exhibits:

        Exhibit 23.1—Consent of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Dividend Capital Total Realty Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenues and certain expenses of Southfield Parkway ("Southfield") for the year ended December 31, 2005. This financial statement is the responsibility of Southfield's management. Our responsibility is to express an opinion on the financial statement based upon our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Dividend Capital Total Realty Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Southfield's revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Southfield for the year ended December 31, 2005, on the basis of accounting described in Note 1.

                    /s/ EHRHARDT KEEFE STEINER & HOTTMAN PC

February 9, 2007
Denver, Colorado

Southfield Parkway

Statements of Revenues and Certain Expenses

	For the Nine Months Ended September 30, 2006	For the Year Ended December 31, 2005
	(Unaudited)
Revenues
Rental income	$315,287	$406,206
Other revenues	71,940	82,662

Total revenues	387,227	488,868

Certain expenses
Real estate taxes	67,500	79,092
Operating expenses	25,989	49,942
Insurance	5,112	6,732
Management fees	8,982	10,680

Total certain expenses	107,583	146,446

Excess of revenues over certain expenses	$279,644	$342,422

The accompanying notes are an integral part of these financial statements.

Southfield Parkway

Notes to Statements of Revenues and Certain Expenses

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statements of revenues and certain expenses reflect the operations of Southfield Parkway ("Southfield") for the year ended December 31, 2005 and for the nine months ended September 30, 2006 (unaudited). Southfield consists of one bulk distribution building comprising approximately 125,000 rentable square feet located in Atlanta Georgia. As of December 31, 2005, and as of September 30, 2006, Southfield had an occupancy percentage of 74.4% and 100.0% (unaudited), respectively.

        On September 1, 2006, a wholly-owned subsidiary of Dividend Capital Total Realty Trust Inc. (collectively the "Company") entered into a joint venture arrangement (herein after referred to as the "Venture") with a subsidiary of DCT Industrial Trust Inc. ("DCT") to acquire, hold and operate industrial properties generally located in the United States. On December 8, 2006, the Venture entered into a contribution agreement to acquire Southfield from DCT whereby DCT would retain through DCT's interest in the Venture a 10% interest in the property and the Company, through its interest in the Venture, would acquire the remaining 90% interest. The Venture anticipates the closing of Southfield to occur in February 2006 for a total investment of approximately $6.5 million (which excludes an acquisition fee of $128,900 paid to Dividend Capital Total Advisors LLC, an affiliate of the Company), which was paid using the Company's existing cash balances and net proceeds from the Company's public and private offerings of its securities and by issuing DCT additional equity interests in the Venture.

        The accounting records of Southfield are maintained on the accrual basis. The accompanying statements of revenues and certain expenses were prepared pursuant to the Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Southfield. These statements are not intended to be a complete presentation of Southfield's revenues and expenses.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market of the Atlanta region as well as general overall economic conditions.

Interim Information (unaudited)

        In the opinion of management, the unaudited information for the nine months ended September 30, 2006, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2006. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2—Operating Leases

        Southfield's revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Southfield records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Southfield records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of $34,207 and $92,861 for the year ended December 31, 2005 and for the nine months ended September 30, 2006 (unaudited), respectively.

        Future minimum lease payments due under these leases for the next five years as of December 31, 2005, are as follows:

Year Ending December 31,
2006	$347,426
2007	500,000
2008	500,000
2009	500,000
2010	333,334

$2,180,760

        Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

        The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2005, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2005 Rental Revenues	% of Future Minimum Rental Revenues
Smith Container Corp.	Wholesale distributor of plastic, glass and metal packaging	November 2009	100%	10.2%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Dividend Capital Total Realty Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenues and certain expenses of Washington Commons Office Park ("Washington Commons") for the year ended December 31, 2005. This financial statement is the responsibility of Washington Commons' management. Our responsibility is to express an opinion on the financial statement based upon our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Dividend Capital Total Realty Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Washington Commons' revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Washington Commons for the year ended December 31, 2005, on the basis of accounting described in Note 1.

                    /s/ EHRHARDT KEEFE STEINER & HOTTMAN PC

February 9, 2007
Denver, Colorado

Washington Commons Office Park

Statements of Revenues and Certain Expenses

	For the Nine Months Ended September 30, 2006	For the Year Ended December 31, 2005
	(Unaudited)
Revenues
Rental income	$1,588,756	$1,944,826
Other revenues	1,103,157	1,380,690

Total revenues	2,691,913	3,325,516

Certain expenses
Real estate taxes	324,453	435,231
Operating expenses	747,123	984,766
Insurance	20,687	22,423
Management fees	91,631	112,480

Total certain expenses	1,183,894	1,554,900

Excess of revenues over certain expenses	$1,508,019	$1,770,616

The accompanying notes are an integral part of these financial statements.

Washington Commons Office Park

Notes to Statements of Revenues and Certain Expenses

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statements of revenues and certain expenses reflect the operations of Washington Commons Office Park ("Washington Commons") for the year ended December 31, 2005 and for the nine months ended September 30, 2006 (unaudited). Washington Commons consists of ten office buildings completed in three phases comprising approximately 196,558 rentable square feet located in Naperville Illinois, a sub-market of Chicago. As of December 31, 2005, and as of February 1, 2007 (acquisition date), Washington Commons had an occupancy percentage of 77.7% and 93.5% (unaudited), respectively.

        On February 1, 2007, a joint venture (the "Washington Commons Joint Venture") between a wholly-owned subsidiary of Dividend Capital Total Realty Trust Inc. (the "Company") and an affiliate of Alliance Commercial Partners, LLC ("Alliance"), acquired a fee interest in Washington Commons. The total acquisition cost of Washington Commons was approximately $25.2 million (excluding an acquisition fee of approximately $396,000 paid by the Company to Dividend Capital Total Advisors LLC, an affiliate) and was paid for through a combination of (i) an equity contribution from the Company to the Washington Commons Joint Venture using proceeds from the Company's public equity offering and available cash, (ii) an equity contribution from Alliance to the Washington Commons Joint Venture and (iii) debt financing obtained by the Washington Commons Joint Venture.

        The accounting records of Washington Commons are maintained on the accrual basis. The accompanying statements of revenues and certain expenses were prepared pursuant to the Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Washington Commons. These statements are not intended to be a complete presentation of Washington Commons' revenues and expenses.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market of the Chicago region as well as general overall economic conditions.

Interim Information (unaudited)

        In the opinion of management, the unaudited information for the nine months ended September 30, 2006, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2006. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2—Operating Leases

        Washington Commons' revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Washington Commons records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Washington Commons records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of $187,220 and $30,046 for the year ended December 31, 2005 and for the nine months ended September 30, 2006 (unaudited), respectively.

        Future minimum lease payments due under these leases for the next five years as of December 31, 2005, are as follows:

Year Ending December 31,
2006	$1,749,875
2007	1,546,655
2008	1,092,757
2009	785,055
2010	379,375
Thereafter	199,155

Total	$5,752,872

        Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

        The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2005, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2005 Rental Revenues	% of Future Minimum Rental Revenues
Toyota Motor Sales	Automotive industry	October 2008	15.9%	14.6%
United Financial	Financial services industry	April 2007	15.7%	5.8%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Dividend Capital Total Realty Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenues and certain expenses of Bandera Road Market Place ("Bandera Road") for the year ended December 31, 2005. This financial statement is the responsibility of Bandera Road's management. Our responsibility is to express an opinion on the financial statement based upon our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Dividend Capital Total Realty Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Bandera Road's revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Bandera Road for the year ended December 31, 2005, on the basis of accounting described in Note 1.

/s/ EHRHARDT KEEFE STEINER & HOTTMAN PC
February 9, 2007 Denver, Colorado

Bandera Road Market Place

Statements of Revenues and Certain Expenses

	For the Nine Months Ended September 30, 2006	For Year Ended December 31, 2005
	(Unaudited)
Revenues
Rental income	$1,527,269	$2,037,187
Other revenues	563,325	689,916

Total revenues	2,090,594	2,727,103

Certain expenses
Real estate taxes	422,888	499,815
Operating expenses	119,693	172,920
Insurance	13,742	17,741
Management fees	62,478	68,333

Total certain expenses	618,801	758,809

Excess of revenues over certain expenses	$1,471,793	$1,968,294

The accompanying notes are an integral part of these financial statements.

Bandera Road Market Place

Notes to Statements of Revenues and Certain Expenses

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statements of revenues and certain expenses reflect the operations of Bandera Road Market Place ("Bandera Road") for the year ended December 31, 2005 and for the nine months ended September 30, 2006 (unaudited). Bandera Road is a 160,223 square foot grocery-anchored retail center located in San Antonio, Texas. As of December 31, 2005, and as of February 1, 2007 (acquisition date), Bandera Road had an occupancy percentage of 99.3% and 97.0% (unaudited), respectively.

        On February 1, 2007, a subsidiary of Dividend Capital Total Realty Trust Inc. (the "Company") acquired Bandera Road, for a total acquisition cost of approximately $29.9 million (excluding an acquisition fee of approximately $591,500 paid by the Company to Dividend Capital Total Advisors LLC, an affiliate) and was paid for through a combination of (i) an equity contribution from the Company using proceeds from the Company's public equity offering and available cash and (ii) debt financing obtained by the Company.

        The accounting records of Bandera Road are maintained on the accrual basis. The accompanying statements of revenues and certain expenses were prepared pursuant to the Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Bandera Road. These statements are not intended to be a complete presentation of Bandera Road's revenues and expenses.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market of the San Antonio region as well as general overall economic conditions.

Interim Information (unaudited)

        In the opinion of management, the unaudited information for the nine months ended September 30, 2006, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2006. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2—Operating Leases

        Bandera Road's revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Bandera Road records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Bandera Road records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of $7,686 and $6,241 for the year ended December 31, 2005 and for the nine months ended September 30, 2006 (unaudited), respectively.

        Future minimum lease payments due under these leases for the next five years as of December 31, 2005, are as follows:

Year Ending December 31,
2006	$2,031,867
2007	1,999,489
2008	1,970,327
2009	1,912,034
2010	1,837,634
Thereafter	9,344,951

Total	$19,096,302

        Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

        The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2005, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2005 Rental Revenues	% of Future Minimum Rental Revenues
HEB Market Place	Grocer	March 2022	57.4%	76.3%
Office Depot	Office Supplies	December 2010	12.6%	6.9%
Old Navy	Apparel	June 2012	10.4%	8.1%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Dividend Capital Total Realty Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenues and certain expenses of 40 Boulevard Office Center ("40 Boulevard") for the year ended December 31, 2005. This financial statement is the responsibility of 40 Boulevard's management. Our responsibility is to express an opinion on the financial statement based upon our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Dividend Capital Total Realty Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of 40 Boulevard's revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of 40 Boulevard for the year ended December 31, 2005, on the basis of accounting described in Note 1.

/s/ EHRHARDT KEEFE STEINER & HOTTMAN PC

February 9, 2007
Denver, Colorado

40 Boulevard Office Center

Statements of Revenues and Certain Expenses

	For the Nine Months Ended September 30, 2006	For Year Ended December 31, 2005
	(Unaudited)
Revenues
Rental income	$555,335	$1,115,805
Other revenues	465,925	846,202

Total revenues	1,021,260	1,962,007

Certain expenses
Real estate taxes	422,343	558,842
Operating expenses	410,805	478,496
Insurance	10,873	14,496
Management fees	20,390	45,315

Total certain expenses	864,411	1,097,149

Excess of revenues over certain expenses	$156,849	$864,858

The accompanying notes are an integral part of these financial statements.

40 Boulevard Office Center

Notes to Statements of Revenues and Certain Expenses

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statements of revenues and certain expenses reflect the operations of 40 Boulevard Market Place ("40 Boulevard") for the year ended December 31, 2005 and for the nine months ended September 30, 2006 (unaudited). 40 Boulevard is an office property located in Northbrook, Illinois, a submarket of Chicago, comprising 106,000 rentable square feet. As of December 31, 2005, and as of January 25, 2007 (acquisition date), 40 Boulevard had an occupancy percentage of 55.7% and 53.2% (unaudited), respectively.

        On January 24, 2007, a joint venture (the "40 Boulevard Joint Venture") between a wholly-owned subsidiary of Dividend Capital Total Realty Trust Inc. (the "Company") and an affiliate of Alliance Commercial Partners, LLC ("Alliance"), acquired a fee interest in 40 Boulevard. The total acquisition cost of 40 Boulevard was approximately $10.3 million (excluding an acquisition fee of approximately $162,000 paid by the Company to Dividend Capital Total Advisors LLC, an affiliate) and was paid for through a combination of (i) an equity contribution from the Company to the 40 Boulevard Joint Venture using proceeds from the Company's public equity offering and available cash, (ii) an equity contribution from Alliance to the 40 Boulevard Joint Venture and (iii) debt financing obtained by the 40 Boulevard Joint Venture.

        The accounting records of 40 Boulevard are maintained on the accrual basis. The accompanying statements of revenues and certain expenses were prepared pursuant to the Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of 40 Boulevard. These statements are not intended to be a complete presentation of 40 Boulevard's revenues and expenses.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market of the Chicago region as well as general overall economic conditions.

Interim Information (unaudited)

        In the opinion of management, the unaudited information for the nine months ended September 30, 2006, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2006. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2—Operating Leases

        40 Boulevard's revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. 40 Boulevard records rental revenue for the full term of a lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, 40 Boulevard records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in a decrease in rental income of $19,920 and $331 for the year ended December 31, 2005 and for the nine months ended September 30, 2006 (unaudited), respectively.

        Future minimum lease payments due under these leases for the next five years as of December 31, 2005, are as follows:

Year Ending December 31,
2006	$741,709
2007	649,726
2008	673,575
2009	355,188
2010	244,359
Thereafter	763,753

Total	$3,428,310

        Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

        The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2005, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2005 Rental Revenues	% of Future Minimum Rental Revenues
Shell Vacations	Hospitality	October 2008	21.7%	21.6%
American Imaging	Technology	June 2012	30.8%	0.0%
DM&B Yellow Pages	Advertising	January 2006	13.1%	0.4%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Dividend Capital Total Realty Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenues and certain expenses of Old Silver Springs Road ("Silver Springs") for the year ended December 31, 2005. This financial statement is the responsibility of Silver Springs' management. Our responsibility is to express an opinion on the financial statement based upon our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Dividend Capital Total Realty Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Silver Springs' revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Silver Springs for the year ended December 31, 2005, on the basis of accounting described in Note 1.

/s/ EHRHARDT KEEFE STEINER & HOTTMAN PC
February 9, 2007 Denver, Colorado

Old Silver Springs Road

Statements of Revenues and Certain Expenses

	For the Nine Months Ended September 30, 2006	For the Year Ended December 31, 2005
	(Unaudited)
Revenues
Rental income	$324,627	$446,261
Other revenues	60,245	87,919

Total revenues	384,872	534,180

Certain expenses
Real estate taxes	25,409	33,756
Operating expenses	20,510	33,989
Insurance	4,268	7,006
Management fees	12,259	16,380

Total certain expenses	62,446	91,131

Excess of revenues over certain expenses	$322,426	$443,049

The accompanying notes are an integral part of these financial statements.

Old Silver Springs Road

Notes to Statements of Revenues and Certain Expenses

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statements of revenues and certain expenses reflect the operations of Old Silver Springs Road ("Silver Springs") for the year ended December 31, 2005 and for the nine months ended September 30, 2006 (unaudited). Silver Springs consists of one bulk distribution building comprising approximately 105,000 rentable square feet located in central Pennsylvania in the town of Mechanicsburg. As of December 31, 2005, and as of September 30, 2006 (unaudited), Silver Springs had an occupancy percentage of 100.0%.

        On September 1, 2006, a wholly-owned subsidiary of Dividend Capital Total Realty Trust Inc. (collectively the "Company") entered into a joint venture arrangement (herein after referred to as the "Venture") with a subsidiary of DCT Industrial Trust Inc. ("DCT") to acquire, hold and operate industrial properties generally located in the United States. On December 8, 2006, the Venture entered into a contribution agreement to acquire Silver Springs from DCT whereby DCT would retain through DCT's interest in the Venture a 10% interest in the property and the Company, through its interest in the Venture, would acquire the remaining 90% interest. Pursuant to the contribution agreement, on December 8, 2006, the Venture acquired Silver Springs for a total investment of approximately $5.9 million (which excludes an acquisition fee of approximately $106,000 paid to Dividend Capital Total Advisors LLC, an affiliate of the Company), which was paid using the Company's existing cash balances and net proceeds from the Company's public and private offerings of its securities and by issuing DCT additional equity interests in the Venture.

        The accounting records of Silver Springs are maintained on the accrual basis. The accompanying statements of revenues and certain expenses were prepared pursuant to the Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Silver Springs. These statements are not intended to be a complete presentation of Silver Springs's revenues and expenses.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market of the central Pennsylvania region as well as general overall economic conditions.

Interim Information (unaudited)

        In the opinion of management, the unaudited information for the nine months ended September 30, 2006, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2006. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2—Operating Leases

        Silver Springs's revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Silver Springs records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Silver Springs records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in a (decrease)/increase in rental income of $(4,059) and $25,440 for the year ended December 31, 2005 and for the nine months ended September 30, 2006 (unaudited), respectively.

        Future minimum lease payments due under these leases for the next five years as of December 31, 2005, are as follows:

Year Ending December 31,
2006	$411,136
2007	452,675
2008	393,647
2009	190,118
2010	141,489
Thereafter	47,446

Total	$1,636,511

        Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

        The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2005, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2005 Rental Revenues	% of Future Minimum Rental Revenues
List Industries	Manufacture metal lockers	May 2009	25.5%	25.0%
St. Thomas Creations	Manufacture and distributor of decorative, high-performance water closets and coordinating bathroom suites	August 2008	41.7%	32.7%
Andrew Corp.	Global manufacturer and supplier of RF systems and solutions	January 2006	32.8%	2.2%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Dividend Capital Total Realty Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenues and certain expenses of 2030 Hanson Way ("Hanson") for the year ended December 31, 2005. This financial statement is the responsibility of Hanson's management. Our responsibility is to express an opinion on the financial statement based upon our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Dividend Capital Total Realty Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Hanson's revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Hanson for the year ended December 31, 2005, on the basis of accounting described in Note 1.

                    /s/  EHRHARDT KEEFE STEINER & HOTTMAN PC

February 14, 2007
Denver, Colorado

2030 Hanson Way

Statements of Revenues and Certain Expenses

	For the Nine Months Ended September 30, 2006	For the Year ended December 31, 2005
	(Unaudited)
Revenues
Rental income	$1,428,187	$1,904,251
Other revenues	38,855	52,992

Total revenues	1,467,042	1,957,243

Certain expenses
Insurance	38,855	52,992
Management fees	106,791	142,067

Total certain expenses	145,646	195,059

Excess of revenues over certain expenses	$1,321,396	$1,762,184

The accompanying notes are an integral part of these financial statements.

2030 Hanson Way

Notes to Statements of Revenues and Certain Expenses

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statements of revenues and certain expenses reflect the operations of 2030 Hanson Way ("Hanson") for the year ended December 31, 2005 and for the nine months ended September 30, 2006 (unaudited). Hanson consists of one bulk distribution building comprising 396,000 rentable square feet located in northern California in the city of Woodland. As of December 31, 2005, and as of December 8, 2006 (acquisition date—unaudited), Hanson was 100% occupied by one tenant, SC Johnson & Sons.

        On September 1, 2006, a wholly-owned subsidiary of Dividend Capital Total Realty Trust Inc. (collectively the "Company") entered into a joint venture arrangement (herein after referred to as the "Venture") with a subsidiary of DCT Industrial Trust Inc. ("DCT") to acquire, hold and operate industrial properties generally located in the United States. In December 6, 2006, the sale and purchase agreement originally entered into by DCT and a third party seller in November 2006 for the purchase of Hanson was assigned to the Venture. Pursuant to the sale and purchase agreement, on December 7, 2006, the Venture acquired Hanson for a total investment of approximately $24.8 million (which excludes an acquisition fee of approximately $450,000 paid by the Company to Dividend Capital Total Advisors LLC, an affiliate), which was paid using the Company's existing cash balances and net proceeds from the Company's public and private offerings of its securities and proceeds from DCT.

        The accounting records of Hanson are maintained on the accrual basis. The accompanying statements of revenues and certain expenses were prepared pursuant to the Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Hanson. These statements are not intended to be a complete presentation of Hanson's revenues and expenses.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market of the northern California region as well as general overall economic conditions.

Interim Information (unaudited)

        In the opinion of management, the unaudited information for the nine months ended September 30, 2006, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2006. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2—Operating Leases

        Hanson's revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Hanson records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Hanson records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of $161,571 and $102,616 for the year ended December 31, 2005 and for the nine months ended September 30, 2006, respectively.

        Future minimum lease payments due under these leases for the next five years as of December 31, 2005, are as follows:

Year Ending December 31,
2006	$1,772,379
2007	1,802,079
2008	1,474,510
2009	1,769,409
2010	1,816,929
Thereafter	3,681,379

Total	$12,316,685

        Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

        In November 2002, S.C. Johnson & Son, Inc. entered into lease to lease 100% of Hanson until the expiration of the lease in December 2012. S.C. Johnson & Son, Inc. is a manufacturer of consumer chemical products.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Dividend Capital Total Realty Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenues and certain expenses of 405 Pencader Drive ("Pencader") for the period from July 6, 2005 to December 31, 2005. This financial statement is the responsibility of Pencader's management. Our responsibility is to express an opinion on the financial statement based upon our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Dividend Capital Total Realty Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Pencader's revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Pencader for the period from July 6, 2005 to December 31, 2005, on the basis of accounting described in Note 1.

                    /s/  EHRHARDT KEEFE STEINER & HOTTMAN PC

February 9, 2007
Denver, Colorado

405 Pencader Drive

Statements of Revenues and Certain Expenses

	For the Nine Months Ended September 30, 2006	For the Period From July 6, 2005 to December 31, 2005
	(Unaudited)
Revenues
Rental income	$344,917	$229,945
Other revenues	108,482	65,069

Total revenues	453,399	295,014

Certain expenses
Real estate taxes	44,403	28,745
Operating expenses	53,653	26,749
Insurance	6,407	3,475
Management fees	5,198	6,100

Total certain expenses	109,661	65,069

Excess of revenues over certain expenses	$343,737	$229,945

The accompanying notes are an integral part of these financial statements.

405 Pencader Drive

Notes to Statements of Revenues and Certain Expenses

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statements of revenues and certain expenses reflect the operations of 405 Pencader Drive ("Pencader") for the period from July 6, 2006 to December 31, 2005 and for the nine months ended September 30, 2006 (unaudited). Pencader was acquired by Pencader's management on July 6, 2006. As such, the operating results of Pencader do not reflect a full twelve months of activity and these financial statements are not considered to be indicative of future reporting results of Dividend Capital Total Realty Trust Inc. Pencader consists of one bulk distribution building comprising approximately 128,860 rentable square feet located in Newark Delaware. As of December 31, 2005, and as of December 8, 2006 (acquisition date—unaudited), Pencader had an occupancy percentage of 100.0%.

        On September 1, 2006, a wholly-owned subsidiary of Dividend Capital Total Realty Trust Inc. (collectively the "Company") entered into a joint venture arrangement (herein after referred to as the "Venture") with a subsidiary of DCT Industrial Trust Inc. ("DCT") to acquire, hold and operate industrial properties generally located in the United States. On December 5, 2006, the sale and purchase agreement originally entered into by DCT and a third party seller on November 1, 2006 for the purchase of Pencader was assigned to the Venture. Pursuant to the sale and purchase agreement, on December 6, 2006, the Venture acquired Pencader for a total investment of approximately $7.6 million (which excludes an acquisition fee of approximately $136,000 paid by the Company to Dividend Capital Total Advisors LLC, an affiliate), which was paid using the Company's existing cash balances and net proceeds from the Company's public and private offerings of its securities and proceeds from DCT.

        The accounting records of Pencader are maintained on the accrual basis. The accompanying statements of revenues and certain expenses were prepared pursuant to the Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Pencader. These statements are not intended to be a complete presentation of Pencader's revenues and expenses.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market of the Newark region as well as general overall economic conditions.

Interim Information (unaudited)

        In the opinion of management, the unaudited information for the nine months ended September 30, 2006, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2006. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2—Operating Leases

        Pencader's revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Pencader records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease,

Pencader records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in a (decrease)/increase in rental income of $(7,437) and $35,690 for the period from July 6, 2005 to December 31, 2005 and for the nine months ended September 30, 2006 (unaudited), respectively.

        Future minimum lease payments due under these leases for the next five years as of December 31, 2005, are as follows:

Year Ending December 31,
2006	$455,943
2007	538,012
2008	553,799
2009	424,051
2010	11,655

Total	$1,983,460

        Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

        The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2005, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2005 Rental Revenues	% of Future Minimum Rental Revenues
Aearo Technologies, Inc.	Manufacturer of safety protection devices	August 2009	74.4%	72.5%
Continental Trophies, Inc.	Trophy component wholesaler	January 2010	25.6%	27.5%

Certain Acquired Properties Subject to a
Net Lease with a Single Tenant

        We have and may continue to acquire properties that are subject to a net lease with a single tenant whereby the tenant is responsible for all the operating costs of the property including, real taxes, insurance, maintenance and repair and other operating expenses per the lease agreement. In limited instances, such tenants, or their guarantor, have audited financial information available including those tenants or guarantors that are public registrants with the SEC. In these limited cases we are providing summary financial information with respect to those tenants as we believe the financial information specific to these tenants, along with other relevant information, to be more relevant and useful than audited financial information provided pursuant to SEC Rule 3-14.

Lundy Avenue Research Park and Shiloh Road Research Park

        Lundy Avenue Research Park ("Lundy Avenue") consists of three buildings located in San Jose, California and comprises approximately 177,749 rentable square feet, collectively. Lundy Avenue was acquired by Dividend Capital Total Realty Trust Inc. (the "Company") from Flextronics, an unrelated party, on September 28, 2006 through a joint venture (the "Lundy Avenue Joint Venture") entered into by and between a wholly-owned subsidiary of the Company and an affiliate of Westcore Properties AC, LLC ("Westcore"). The total acquisition cost of the property was approximately $21.6 million (including an acquisition fee of approximately $0.4 million paid by the Company to Dividend Capital Total Advisors LLC (the "Advisor"), an affiliate) and was paid for through a combination of (i) an equity contribution from the Company of approximately $11.7 million to the Lundy Avenue Joint Venture using net proceeds from our public offering, and (ii) an equity contribution from Westcore of approximately $2.1 million to the Lundy Avenue Joint Venture.

        On December 22, 2006, a joint venture (the "Shiloh Joint Venture") between a wholly-owned subsidiary of the Company and an affiliate of Westcore, acquired a fee interest in Shiloh Road Research Park ("Shiloh Road"), a 439,000 rentable square foot office property located in Plano, Texas. The total acquisition cost of the property was approximately $35.4 million (including an acquisition fee of approximately $494,000 paid by the Company to the Advisor) and was paid for through a combination of (i) an equity contribution from the Company to the Shiloh Joint Venture using proceeds from the Company's public and private equity offerings and available cash, (ii) an equity contribution from Westcore to the Shiloh Joint Venture and (iii) debt financing obtained by the Shiloh Joint Venture.

        Lundy Avenue and Shiloh Road are 100% leased to Flextronics International LTD ("Flextronics") pursuant to two net operating leases whereby significantly all of the properties' non-financial[?] operating and holding costs are transferred to Flextronics including real estate taxes, insurance, repair and maintenance and other operating expenses. Flextronics is a leading provider of advanced electronics manufacturing services (EMS) to original equipment manufacturers (OEMs) in industries including computing; mobile; consumer digital; industrial, semiconductor and white goods; automotive, marine and aerospace; infrastructure; and medical. Flextronics' strategy is to provide customers with a full range of vertically-integrated global supply chain services through which the Flextronics designs, builds and ships a complete packaged product for its OEM customers.

        Future minimum lease payments due under the operating leases with Flextronics for the next five years as of December 31, 2006, are as follows:

Year Ending December 31,
2007	$4,326,959
2008	4,456,767
2009	4,590,471
2010	4,728,185
2011	4,870,030
Thereafter	26,072,357

$49,044,769

        Flextronics is currently a public company that files reports to the Securities and Exchange Commission and the summary financial data below was obtained from Flextronics' most recently filed audited annual report. For additional information and to obtain a complete understanding of the financial statements and the related critical accounting policies and estimates used in the preparation of those financial statements, please refer to Flextronics' annual report filed on Form 10-K which available on the SEC's website at www.sec.gov.

	Fiscal Year Ended March 31,
	2006	2005	2004
	(In thousands)
Summary Income Information:
Net sales	15,287,976	15,730,717	14,479,262
Cost of sales and resturcturing charges	14,540,092	14,798,913	14,150,923

Gross profit	747,884	931,804	328,339
Selling, general and administrative expenses	463,946	525,607	469,229
Other expenses, net	173,420	74,698	205,520

Net income (loss) from continuing operations	110,518	331,499	(346,410)
Income (loss) from discontinued operations	30,644	8,374	(5,968)

Net income (loss)	141,162	339,873	(352,378)

Summary Cash Flow Information:
Cash provided by operating activites	549,356	724,265	187,698
Cash used in investing activies	(428,919)	(738,277)	(403,767)
Cash provided by (used in) financing activities	(44,308)	316,335	394,753

	As of March 31,
	2006	2005
	(In thousands)
Summary Balance Sheet Information:
Current assets	4,896,936	4,787,165
Non-current assets	6,061,471	6,222,601

Total assets	10,958,407	11,009,766

Current liabilities	3,958,304	3,880,194
Non-current liabilities	1,645,456	1,905,524

Total liabilities	5,603,760	5,785,718
Shareholders' equity	5,354,647	5,224,048

Total liabilities and shareholders' equity	10,958,407	11,009,766

Marine Drive Industrial Property

        On September 1, 2006, a wholly-owned subsidiary of the Company entered into a joint venture arrangement (herein after referred to as the "DCT Joint Venture") a subsidiary of DCT Industrial Trust Inc. ("DCT") to acquire, hold and operate industrial properties generally located in the United States. On December 8, 2006, the DCT Joint Venture entered into a contribution agreement to acquire Marine Drive Industrial Property ("Marine Drive") from DCT whereby DCT would retain through DCT's interest in DCT Joint Venture a 10% interest in Marine Drive and the Company, through its interest in DCT Joint Venture, would acquire the remaining 90% interest. Marine Drive is an industrial building located in Charlotte North Carolina comprising 472,000 rentable square feet. Pursuant to the contribution agreement, on December 8, 2006, DCT Joint Venture acquired Marine Drive for a total investment of approximately $19.2 million (which includes an acquisition fee of approximately $343,000 paid by the Company to the Advisors), which was paid using the Company's existing cash balances and net proceeds from the Company's public and private offerings of its securities and by DCT a 10% interests in Marine Drive.

        Marine Drive is 100% leased to West Marine Inc. ("West Marine") pursuant to a net operating leases whereby significantly all of the property's non-financial[?] operating and holding costs are transferred to West Marine including real estate taxes, insurance, repair and maintenance and other operating expenses. West Marine is one of the largest boating supplies retailers in the world selling aftermarket recreational boating supplies directly to customers.

        Future minimum lease payments due under the operating lease with West Marine for the next five years as of December [8], 2006 (the date of acquisition), are as follows:

Year Ending December 31,
2006	$1,344,470
2007	1,415,232
2008	1,415,232
2009	1,509,581
2010	1,509,581
Thereafter	8,019,648

$15,213,744

        West Marine is currently a public company that files reports to the Securities and Exchange Commission and the summary financial data below was obtained from West Marine's most recently filed audited annual report. For additional information and to obtain a complete understanding of the financial statements and the related critical accounting policies and estimates used in the preparation of those financial statements, please refer to West Marine's annual report filed on Form 10-K which available on the SEC's website at www.sec.gov.

	Fiscal Year Ended March 31,
	2006	2005	2004
	(In thousands)
Summary Income Information:
Net sales	692,264	682,996	660,936
Cost of sales and resturcturing charges	489,629	464,075	454,315

Gross profit	202,635	218,921	206,621
Selling, general and administrative expenses	200,134	172,150	164,426
Other expenses, net	322	72,305	62,285

Net income (loss)	(2,179)	25,534	20,090

Summary Cash Flow Information:
Cash provided by operating activites	44,232	18,593	22,096
Cash used in investing activies	(32,019)	(22,604)	(98,622)
Cash provided by (used in) financing activities	(4,614)	4,733	76,541
	December 31,
	2005	2004
	(In thousands)
Summary Balance Sheet Information:
Current assets	361,155	387,487
Non-current assets	143,494	144,828

Total assets	504,649	532,315

Current liabilities	81,460	100,295
Non-current liabilities	126,569	137,589

Total liabilities	208,029	237,884
Shareholders' equity	296,620	294,431

Total liabilities and shareholders' equity	504,649	532,315

Dividend Capital Total Realty Trust Inc. and Subsidiaries

Pro Forma Financial Information

(Unaudited)

        The following pro forma financial statements have been prepared to provide pro forma information with regards to real estate acquisitions and securities investments made in 2006 and 2007 and the related financing of such transactions as applicable.

        The accompanying unaudited pro forma condensed consolidated balance sheet presents the historical financial information of the Company as of September 30, 2006, as adjusted for the following transactions that occurred or are probable to occur subsequent to September 30, 2006; (i) the acquisition of real estate properties or properties that are probable of acquisition, (ii) investment in certain securities, (iii) the issuance of the Company's common stock, (iv) the receipt of net proceeds from our operating partnership's private placement and (v) issuances of debt, as if these transactions had occurred on September 30, 2006.

        The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2006 combines the historical operations of the Company with the following transactions that occurred subsequent to December 31, 2005; (i) the acquisition of real estate properties or properties that are probable of acquisition, (ii) investments in certain securities, (iii) the issuance of the Company's common stock, (iv) the receipt of net proceeds from our operating partnership's private placement and (v) the issuance of debt, as if all these transactions had occurred on April 11, 2005 (inception).

        The accompanying unaudited pro forma condensed consolidated statement of operations for the period from April 11, 2005 (inception) to December 31, 2005 combines the historical operations of the Company with the following transactions that occurred subsequent to April 10, 2005; (i) the acquisition of real estate properties, (ii) investments in certain securities, (iii) the issuance of the Company's common stock, (iv) the receipt of net proceeds from our operating partnership's private placement and (v) the issuance of debt, as if all these transactions had occurred on April 11, 2005 (inception).

        The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management based upon the historical financial statements of the Company and on the historical financial statements of the acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if these transactions had been in effect on the dates indicated. The accompanying pro forma condensed consolidated statements of operations do not contemplate certain amounts that are not readily determinable such as additional general and administrative expenses that are probable. Additionally, the accompanying pro forma financial information does not contemplate interest that would be earned on cash balances. As of February 1, 2007, we were earning 5.25% per annum on all of our cash balances residing in money market accounts. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company's previous filings with the Securities and Exchange Commission, including its 2005 Annual Report on Form 10-K, filed on April 25, 2006, and its Quarterly Report for the quarter ended September 30, 2006 on Form 10-Q, filed on November 14, 2006.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC. AND SUBSIDIARIES

Pro Forma Condensed Consolidated Balance Sheet

September 30, 2006

(Unaudited)

	Company Historical(1)	Property Acquisitions		Pro Forma Adjustments		Pro Forma Consolidated
Assets
Net investment in real estate	$94,413,401	$238,958,700	(2)	$—		$333,372,101
Securities and debt investments	32,159,599	—		103,602,744	(3)	135,762,343
Cash and cash equivalents	17,923,588	(75,245,894	)(2)	243,886,674	(3)(4)	186,564,368
Other assets, net	14,849,942	—		—		14,849,942

Total Assets	$159,346,530	$163,712,806		$347,489,418		$670,548,754

Liabilities and Stockholder's Equity
Mortgage note	$47,500,000	$85,891,984	(2)	$—		$133,391,984
Repurchase facility	—	4,955,625	(2)	—		4,955,625
Short-term borrowings	500,000	—		(500,000	)(4)	—
Financing obligation	—	45,556,362	(2)	—		45,556,362
Accounts payable and other obligations	4,056,969	—		—		4,056,969
Below-market lease intangible liability	1,626,170	4,716,888	(2)	—		6,343,058

Total Liabilities	53,683,139	141,120,859		(500,000)		194,303,998

Minority Interest	2,915,738	22,591,947	(2)	—		25,507,685
Stockholders' Equity:
Common stock and additional paid-in-capital, net of selling costs	103,438,566	—		347,989,418	(4)	451,427,984
Distributions in excess of earnings	(1,348,507)	—		—		(1,348,507)
Accumulated other comprehensive loss	657,594	—		—		657,594

Total Stockholders' Equity	102,747,653	—		347,989,418		450,737,071

Total Liabilities and Stockholders' Equity	$159,346,530	$163,712,806		$347,489,418		$670,548,754

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC. AND SUBSIIDIARIES

Notes to Pro Forma Condensed Consolidated Balance Sheet

(Unaudited)

(1)
Reflects the historical condensed consolidated balance sheet of the Dividend Capital Total Realty Trust Inc and its subsidiaries (collectively referred to as the "Company") as of September 30, 2006. Please refer to the Company's historical consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2006.

(2)
Reflects the acquisition of properties and properties that are probable of acquisition subsequent to September 30, 2006. The total expected net investment in real estate, including acquisition costs and acquisition fees payable to an affiliate, is expected to be approximately $239.0 million and was paid for through a combination of i) proceeds from the Company's public and private offerings, ii) debt financing, iii) cash on hand and iv) equity from our joint venture partners.

(3)
This amount of $103.6 million reflects the investments in securities and debt investments that were made subsequent to September 30, 2006 including investments in mortgage notes, commercial mortgage backed securities, commercial debt obligations and preferred equity securities. Such investments were funded primarily from the net proceeds generated from our Company's public and private offerings.

(4)
Capital was raised through the Company's public offering subsequent to September 30, 2006 which was used to fund the acquisition of the properties and securities described in note 2 and note 3 above as well as the repayment of certain short-term debt obligations. As such, the estimated net proceeds from the shares that were sold subsequent to September 30, 2006 through February 1, 2007, the date of the latest property acquisition, are included in the accompanying pro forma condensed consolidated balance sheet. The following table reflects the net proceeds received from the Company's public offering:

Shares sold subsequent to September 30, 2006	38,665,491
Gross proceeds from shares sold	$386,654,909
Less: Selling costs of shares sold	(38,665,491)

Net proceeds from shares sold subsequent to September 30, 2006	$347,989,418

DIVIDEND CAPITAL TOTAL REALTY TRUST INC. AND SUBSIDIARIES

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2006

(Unaudited)

	Company Historical(1)	Property Acquisitions		Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$1,360,996	$23,305,832	(2)	$(7,563)	(4)	$24,659,265
Debt and securities income	305,165	—		7,407,221	(5)	7,712,386
Other income	708,094	—		—		708,094

Total Revenue	2,374,255	23,305,832		7,399,658		33,079,745
EXPENSES:
Rental expense	410,996	6,987,412	(2)	—		7,398,408
Depreciation and amortization	566,994	—		10,165,380	(4)	10,732,374
General and adminstrative expense	689,835	—		—		689,835
Asset management fees	222,761	—		2,966,263	(6)	3,189,024

Total Expenses	1,890,586	6,987,412		13,131,643		22,009,641
Other Expenses
Interest expense	521,595	—		7,530,814	(7)	8,052,409

Net Income (Loss) Before Minority Interest	(37,926)	16,318,420		(13,262,799)		3,017,695
Minority Interests	65,626	66,266	(3)	(67,168)	(3)	64,724

NET INCOME (LOSS)	$27,700	$16,384,686		$(13,329,967)		$3,082,419

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	3,332,612				(8)	50,148,195

Diluted	3,352,612				(8)	50,168,195

NET INCOME PER COMMON SHARE
Basic	$0.01					$0.06

Diluted	$0.01					$0.06

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC. AND SUBSIDIARIES

Pro Forma Condensed Consolidated Statement of Operations

For the Period of April 11, 2005 (Inception) through December 31, 2005

(Unaudited)

	Company Historical(1)	Property Acquisitions		Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$—	$23,086,475	(2)	$50,108	(4)	$23,136,583
Debt and securities income	—	—		7,458,132	(5)	7,458,132
Other income	65	—		—		65

Total Revenue	65	23,086,475		7,508,240		30,594,780
EXPENSES:
Rental expense	—	6,885,910	(2)	—		6,885,910
Depreciation and amortization	—	—		10,508,139	(4)	10,508,139
General and adminstrative expense	—	—		—		—
Asset management fees	—	—		3,117,171	(6)	3,117,171

Total Expenses	—	6,885,910		13,625,310		20,511,220
Other Expenses
Interest expense	—	—		7,771,273	(7)	7,771,273

Net Income (Loss) Before Minority Interest	65	16,200,565		(13,888,343)		2,312,287
Minority Interests	(64)	42,925	(3)	(1,114)	(3)	41,747

NET INCOME (LOSS)	$1	$16,243,490		$(13,889,456)		$2,354,034

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	200				(8)	50,148,195

Diluted	200				(8)	50,168,195

NET INCOME PER COMMON SHARE
Basic and diluted	$0.01					$0.05

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC. AND SUBSIDIARIES

Notes to Pro Forma Condensed Consolidated Statement of Operations

(Unaudited)

(1)
Reflects the historical condensed consolidated statement of operations of the Company for the nine months ended September 30, 2006 and for the period from April 11, 2005 (inception) through December 31, 2005. Please refer to the Company's historical consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2006 and its Annual Report on Form 10-K for the period ended December 31, 2005.

(2)
The following table sets forth the incremental impact of properties acquired by the Company during 2006 and 2007. The amounts presented are based on the historical operations of the properties and management's estimates. Included in rental revenues are base rent, presented on a straight-line basis, and rental expense recoveries. The amounts presented for rental expense include: (i) real estate taxes, (ii) operating expenses, (iii) insurance expense, and (iv) property management fees.

		For the Nine Months Ended September 30, 2006		For the Period of April 11, 2005 (inception) to December 31, 2005
Property	Acquisition Date	Rental Revenues	Operating Expenses	Rental Revenues	Operating Expenses
Jay Street	06/28/06	$1,575,021	$420,250	$2,343,830	$637,193
Bala Pointe	08/21/06	2,653,147	1,196,496	2,576,513	1,189,514
Lundy Avenue	09/26/06	1,802,251	371,790	1,738,061	358,548
DCT Portfolio	10/16/06 - 10/31/06	4,272,993	832,100	3,684,328	773,848
405 Pencader Drive	12/06/06	453,399	109,661	436,753	96,331
2030 Hanson Way	12/07/06	1,467,042	145,646	1,421,012	141,618
Old Silver Springs Road	12/08/06	384,872	62,446	387,829	66,164
Marine Drive Industrial Property	12/08/06	1,189,393	36,706	1,151,376	35,532
Shiloh Road Research Park	12/21/06	3,316,720	1,037,628	3,210,706	1,004,462
40 Boulevard Office Center	01/24/07	1,021,260	864,411	1,386,768	796,560
Bandera Road Market Place	02/01/07	2,090,594	618,801	1,979,951	550,916
Washington Commons Office Park	02/01/07	2,691,913	1,183,894	2,414,416	1,128,900
Southfield Parkway	(a)	387,227	107,583	354,932	106,324

Total		$23,305,832	$6,987,412	$23,086,475	$6,885,910

(a)
Southfield Parkway is probable of acqusition and is anticipated to close in February of 2007.

(3)
Certain acquisitions made were through joint ventures entered into by and between wholly-owned subsidiaries of the Company and affiliates of various joint venture partners. The Company's joint venture partners have ownership interests ranging from 2.5% to 25.0%. As a result, the joint venture partners would participate in the earnings and losses of the respective joint ventures. Additionally, our Advisor holds 20,000 limited partnership units of our operating partnership and for pro forma purposes this results in an ownership interest in our operating partnership of less than 0.05%.

(4)
The following table sets forth the preliminary purchase price allocation and the depreciation and amortization of the resulting assets and liabilities for the nine months ended September 30, 2006 and for the period from April 11, 2005 (inception) through December 31, 2005. Pursuant to the preliminary purchase price allocation, building and other costs includes amounts allocated, to above-market lease intangible assets and below-market lease intangible liabilities. The net adjustment of amortization of above and below market lease intangible assets and liabilities to rental revenue for the nine months ending September 30, 2006 and for the period of April 11, 2005 (inception) through December 31, 2005 and was approximately $(7,563) and $50,108, respectively.

					Depreciation & Amortization
	Acqusition Date	Land and Land Improvements	Building and Other Costs	Total Costs	For the Nine Months Ended September 30, 2006	From April 11, 2005 (Inception) to December 31, 2005
Jay Street	06/28/06	$13,858,605	$22,040,125	$35,898,730	$1,170,843	$1,063,034
Bala Pointe	08/21/06	10,115,412	25,947,763	36,063,175	1,185,955	1,129,514
Lundy Avenue	09/26/06	5,982,101	15,612,462	21,594,563	494,003	466,559
DCT Portfolio	10/16/06 - 10/31/06	14,822,439	52,135,003	66,957,442	2,411,066	2,268,726
405 Pencader Drive	12/06/06	2,771,452	5,127,878	7,899,330	199,531	188,446
2030 Hanson Way	12/07/06	7,247,401	18,158,415	25,405,816	718,676	678,749
Old Silver Springs Road	12/08/06	2,026,815	4,068,113	6,094,928	186,938	176,553
Marine Drive Industrial Property	12/08/06	3,427,561	16,076,352	19,503,913	634,876	599,605
Shiloh Road Research Park	12/21/06	5,165,345	30,230,850	35,396,195	948,659	895,955
40 Boulevard Office Center	01/24/07	2,526,480	7,874,580	10,401,060	690,549	703,467
Bandera Road Market Place	02/01/07	8,221,422	22,220,578	30,442,000	571,221	624,888
Washington Commons Office Park	02/01/07	8,932,160	16,649,590	25,581,750	1,310,197	1,457,191
Southfield Parkway	(1)	1,279,980	5,279,398	6,559,378	217,423	205,344

Sub-total		$86,377,173	$241,421,107	$327,798,280	$10,739,937	$10,458,031
Less amount included in the Company's historical financials					(566,994)	—

Total pro forma adjustment					$10,172,943	$10,458,031

(5)
The Company has invested approximately $135.8 million in securities and debt related investments as of February 1, 2007. These investments include mortgage notes, commercial mortgage backed securities, commercial debt obligations and preferred equity securities. For pro forma purposes, these investments are assumed to have been made as of April 11, 2005 resulting in pro forma adjustments to earnings of approximately $7.4 million and $7.5 million for the nine months ended September 30, 2006 and for the period from April 11, 2005 to December 31, 2005, respectively.

(6)
Asset management fees were calculated as if the properties were managed by our advisor, Dividend Capital Total Advisors LLC, since April 11, 2005 (inception). For real estate assets subject to a product specialist agreement the asset management fees are equivalent to 0.5% per annum of the aggregate cost (before cash reserves and depreciation) of such assets plus 6.0% per annum of the net operating income derived from such assets. For real estate assets not subject to a product specialist agreement the management fee equals 0.75% per annum of the aggregate cost (before cash reserves and depreciation) of such assets. Finally, up to 1.0% per annum is charged for asset management fees for the aggregate cost of all securities investments.

(7)
Interest expense presented was calculated based on the terms of mortgage loans and short-term borrowings used to finance the acquisitions. The following table sets forth the calculation for the pro forma adjustments as if these financings were outstanding as of April 11, 2005:

				Incremenatal Interest Expense
Acquisition
	Fixed/Floating	Rate	Amount	2006	2005
Jay Street	Fixed	6.050%	$23,500,000	$710,875	$1,032,229
Bala Pointe	Fixed	5.891%	24,000,000	933,288	1,026,487
Lundy Avenue	Fixed	5.600%	14,250,000	598,500	579,370
Shiloh Road Research Park	Fixed	5.570%	22,700,000	945,694	917,982
40 Boulevard Office Center	Floating	6.720%	6,141,984	308,708	299,662
Washington Commons Office Park	Fixed	5.939%	21,300,000	946,076	918,352
Bandera Road Marketplace	Fixed	5.458%	21,500,000	877,611	851,893
REPO - Draw 1	Floating	5.970%	1,800,000	80,375	78,018
REPO - Draw 2	Floating	6.500%	3,155,625	153,415	148,920
Financing Obligation	Floating	5.800%	45,556,362	1,976,272	1,918,360

Total pro forma adjustment			$183,903,971	$7,530,814	$7,771,273

(8)
For purposes of determining the pro forma weighted average number of common shares outstanding, management determined the number of shares sold as of its most recent property acquisition, February 1, 2007 and since the pro forma financial information presented assumes this acquisition occurred on April 11, 2005 (inception), the number of shares outstanding as of February 1, 2007, are assumed to have been outstanding as of April 11, 2005 (inception).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dividend Capital Total Realty Trust Inc.
February 21, 2007
	By:	/s/ John E. Biallas John E. Biallas Chief Operating Officer